Agreement for Contract Services
    North Dakota Department of Public Instruction
    SFN 14654 (10-97)

 _____________________________________________________________________________
|                   Part I Basic Information And Signatory Sheet              |
|_____________________________________________________________________________|
|Project Director:                         |Instrument      |Date:            |
|Greg Gallagher                            |No.:            |                 |
|__________________________________________|(Assigned by    |                 |
|                                          |DPI)            |                 |
|Telephone No.:                            |                |                 |
|(701) 328-1838                            |DPI 1080        |December 20, 2000|
|__________________________________________|________________|_________________|
|                                          |                                  |
|Contractor Name:                          |Recipient of Services:            |
|TMS, INC.                                 |                                  |
|__________________________________________|                                  |
|                                          |                                  |
|Contractor Address:                       |North Dakota Department of Public |
|206 West 6th Avenue                       |Instruction                       |
|P.O. Box 1358                             |600 E Boulevard Ave               |
|Stillwater, OK 74076                      |Bismarck, ND 58505-0440           |
|__________________________________________|                                  |
|Telephone No.                             |                                  |
|405-377-0880                              |                                  |
|__________________________________________|                                  |
|Contractor's Tax Identification No.       |                                  |
|(Soc. |Sec. No.):                         |                                  |
|__________________________________________|__________________________________|
|Type of Contract:                         |Budget Project Period:            |
|X New           Renewal    Amendment No.: |From: 12-01-00    To: 05/01/01    |
|__________________________________________|__________________________________|
|                                          |                                  |
|                                          |                                  |
|Funding                                   |Procurement Method:               |
|Source:                                   |                                  |
|X  Federal      State      Other          |X Formal Advertising X Negotiation|
|__________________________________________|__________________________________|
|Financial Information:                             |For Department Use Only  |
|                                                   |                         |
|1.  Amount of contract award          $220,000.00  |Cost Center: 7001        |
|                                                   |                         |
|2.  Previous funds awarded for this   ______       |Grant No.:I003-00;I021-00|
|contract                                           |                         |
|                                                   |                         |
|3.  Total funds awarded (Line 1 plus  $220,000.00  |Project No.: _______     |
|Line 2)                                            |                         |
|                                                   |Sub-Project No.:  _______|
|                                                   |                         |
|___________________________________________________|_________________________|
|Remarks:                                                                     |
|This agreement provides for the licensing of the TMSSequoia Virtual Scoring  |
|Center and its on-site installation.                                         |
|                                                                             |
|                                                                             |
|Payment:   7001-I021-00: $120,000                                            |
|           7001-I003-00: $100,000                                            |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|    Contract Includes: Page 2, Part II - Budget Info., Part III - Terms of   |
|    Payment, and Part IV - Scope of Services, and "Software Product License  |
|    Agreement"                                                               |
|    Agreement includes Attachment A, B, C, D, and  E Provision & Assurances, |
|    Pgs. 1-3, Items 1-23                                                     |
|                                                                             |
|_____________________________________________________________________________|
|Evidence of Contractor's Acceptance:  |Evidence of Departmental Acceptance:  |
|______________________________________|______________________________________|
|Signature: /s/ Deborah D. Mosier      |Signature: /s/ Greg Gallagher         |
|                                      |Date: January 16, 2001                |
|______________________________________|______________________________________|
|Date: January 26, 2001                |Typed Name and Title:                 |
|                                      |Greg Gallagher                        |
|______________________________________|______________________________________|
|Typed Name:                           |Signature:/s/ Gary Gronberg           |
|Debbie Mosier                         |Date: January 16, 2001                |
|______________________________________|______________________________________|
|Typed Title:                          |Typed Name and Title:                 |
|President, TMS, Inc                   |Gary Gronberg, Assistant              |
|                                      |Superintendent                        |
|______________________________________|______________________________________|

SFN 14654 Page 2 (10-97)
______________________________________________________________________________
|                       Part II - Budget Information                          |
|_____________________________________________________________________________|
|                                                                             |
|Professional Fee:           $220,000.00  License Fee                         |
|Travel (See Below):                                                          |
|Other Expenses - Itemized:                                                   |
|                                                                             |
|                                                                             |
|Total Contract Costs:       $220,000.00  (See budget plan, Part IV)          |
|                                                                             |
|                                                                             |
|_____________________________________________________________________________|
|                        Part III - Other                                     |
|_____________________________________________________________________________|
|                                                                             |
|Terms of Payment:Payment will be made according to the payment schedule      |
|identified within the software product license agreement.                    |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|_____________________________________________________________________________|
|                                                                             |
|In order to facilitate the year-end accounting requirements, contractors     |
|must submit expense claims for reimbursable expenses which they have         |
|incurred prior to July 1.  The claims must be submitted to the Department    |
|for payment no later than July 14 of any year.                               |
|                                                                             |
|_____________________________________________________________________________|
|                      Part IV - Scope of Services                            |
|_____________________________________________________________________________|
|                                                                             |
|The contractor will provide all license software and on-site installation | |identified within the attached companion contract document, titled "Software |
|Product License Agreement" and its addenda, A, B, C, D, and E.               |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|                                                                             |
|_____________________________________________________________________________|